SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION RELATED TO OPERATING LEASE (Details) - USD ($)	Sep. 30, 2024	Sep. 30, 2023
Leases
Operating lease right-of-use assets	$ 189,813	$ 166,649
Right-of-use assets - accumulated amortization	(78,916)	(21,748)
Right-of-use assets, net	110,897	144,901
Operating lease liabilities – current	56,761	47,537
Operating lease liabilities – non-current	54,136	97,364
Total operating lease liabilities	$ 110,897	$ 144,901